                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                -----------------

                                 August 8, 2005
                Date of Report (Date of Earliest Event Reported)

                              WCI COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                   001-31255                 59-2857021
      (State or Other        (Commission File Number)        (IRS Employer
      Jurisdiction of                                     Identification No.)
     Incorporation or
       Organization)
                            24301 Walden Center Drive
                             Bonita Springs, Florida
                                      34134
                              (Address of Principal
                                Executive Office)


                                 (239) 947-2600
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION; AND

ITEM 7.01 REGULATION FD DISCLOSURE

On August 8, 2005, WCI Communities, Inc. issued a press release announcing its 2005 second quarter earnings for the three-month period ended June 30, 2005 (the "Press Release"). A copy of this press release is attached hereto as Exhibit 99.1.

The information being furnished shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 EXHIBITS

      (c) Exhibits

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
      Exhibit Number  Title

           99.1       Press Release of WCI Communities, Inc., dated August 8, 2005
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WCI COMMUNITIES, INC.



                                    By:   /S/ JAMES P. DIETZ
                                       ---------------------------------
                                    Name:  James P. Dietz
                                    Title: Senior Vice President and
                                           Chief Financial Officer

Date: August 8, 2005